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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10K, into the Operating Partnership's previously filed Registration Statement File No. 333-68283.


                                                             ARTHUR ANDERSEN LLP

San Francisco, California
March 30, 1999